UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 25, 2005

Ask Jeeves, Inc.

(Exact Name of Registrant As Specified in its Charter)

Delaware	000-26521	94-3334199

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

555 12th Street, Suite 500
Oakland, California 94607

(Address of Principal Executive Offices) (Zip Code)

(510) 985-7400

(Registrant’s telephone number, including area code)

not applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act;

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act;

     ☐ Pre-announcement communications pursuant to Rule 14d-2(b) under the Exchange Act;

     ☐ Pre-announcement communications pursuant to Rule 13e-4(c) under the Exchange Act;

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Renewal of Portal Co-Branding Agreement with Dell

On April 25, 2005, Dell Products, L.P. and Focus Interactive, Inc. (a wholly-owned subsidiary of Ask Jeeves, Inc.) entered into Amendment No. 4 to Portal Agreement dated November 19, 2003. Pursuant to this agreement, Focus Interactive provides co-branded general interest Web portals for certain Dell business segments and Dell installs URLs for those portals on computers it manufactures. The parties share in all revenues generated by the co-branded portals. Amendment No. 4 extends the term of the agreement to October 1, 2006.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASK JEEVES, INC.
(Registrant)

Date: April 29, 2005	By:	/s/ Brett M. Robertson

Brett M. Robertson EVP, General Counsel and Secretary

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